U.S. GLOBAL INVESTORS FUNDS

All American Equity Fund
Investor Class Shares

Supplement dated June 30, 2020 to the Prospectus and Statement of Additional Information
dated May 1, 2020, as supplemented

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION, INCLUDING CHANGES TO YOUR INVESTMENT STRATEGY

At a meeting held on June 24, 2020, the Board of Trustees of Forum Funds II (“Board”) approved, subject to shareholder approval, a proposal to reorganize the All American Equity Fund (the “Target Fund”), a series of U.S. Global Investors Funds (the “Trust”), into the Global Luxury Goods Fund (the “Acquiring Fund”), a separate series of the Trust. U.S. Global Investors, Inc. (“USGI”), the investment adviser to both the Target Fund and the Acquiring Fund, recommended the reorganization to the Board.

The Acquiring Fund has the same investment objective as the Target Fund, to seek long-term capital appreciation.  However, if the reorganization is approved by the Target Fund’s shareholders, the Target Fund’s principal investment strategy will change to that of the Acquiring Fund, as set forth below.

Target Fund	Acquiring Fund
Under normal market conditions, the All American Equity Fund will invest substantially all (greater than 80%) of its net assets in equity and equity-related securities defined as “all American.” The equity and equity-related securities in which the fund primarily invests include common stocks, preferred stocks,  convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, companies defined as “all American,” and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The All American Equity Fund will consider any of the following companies to be “all American”:
1. companies offering stock registered on a United States stock exchange;
2. companies offering stock traded on Nasdaq or the domestic over-the-counter markets;
3. companies deriving more than 50% of their revenue from operations in the United States at the time of the fund’s investment;
4. companies incorporated in the United States; or
5. companies having their principal place of business or corporate headquarters located in the United States.

The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may invest up to 15% of its net assets in illiquid securities.

Under normal market conditions, the Global Luxury Goods Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies producing, processing, distributing, and manufacturing luxury products, services, or equipment. Luxury goods are defined as those products or services that are not essential to livelihood but are highly desired within a culture or society. Luxury products include apparel, textile products, automobiles, home and office products, jewelry, and leisure products such as music, recreation and sporting goods. Luxury services include commercial services, gaming, lodging, restaurants, passenger transportation and transit services, recreational and entertainment facilities, consumer product distribution, retail, consumer goods rental, educational services, and personal care services. The securities in which the fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants, exchange-traded funds (“ETFs”) that represent interests in, or related to, luxury goods companies, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)).

The fund also may purchase call and put options and enter into covered option writing transactions. In addition, the fund may participate in private placements, and may invest up to 15% of its net assets in illiquid securities.

The fund may invest a significant portion of its assets in foreign companies, including companies in emerging markets. The fund may invest in companies of any market capitalization.

The fund will invest in securities of companies with economic ties to countries throughout the world, including emerging markets and the U.S. Under normal market conditions, the fund will invest at least 40% of its assets in securities of companies that are economically tied to at least three countries other than the U.S. The fund may invest in companies which may be domiciled in one country but have economic ties to another country. In determining if a company is economically tied to a country, the fund will consider various factors, including the country in which the company’s principal operations are located; the  country in which at least 50% of the company’s revenues or profits are derived from goods produced or sold, investments made, or services performed; the country in which the principal trading market is located; and the country in which the company is legally organized.

The fund may also invest in fixed-income securities of any credit quality and maturity, and the weighted average maturity of the portfolio may vary substantially over time. Up to 10% of the fund’s net assets may be invested in fixed-income securities rated below investment grade (“junk bonds”). Investment grade debt securities are debt securities rated in one of the top four categories by a national rating organization or, if unrated, determined by the Adviser to be of comparable quality. Certain fixed-income securities held by the fund may be illiquid.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations. Shareholder yield is a key factor the Adviser considers when evaluating a company. Shareholder yield is determined by the dividends that a company pays to its shareholders and/or by a company buyback of stock from shareholders. The focus of the stock selection is on large capitalization companies.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

The Adviser uses a matrix of “top-down” macro models and “bottom-up” micro stock selection models to determine weighting in sectors and individual securities. The Adviser believes government policies are a precursor to change, and as a result, it monitors and tracks the fiscal and monetary policies of the world’s largest countries both in terms of economic stature and population. The Adviser focuses on historical and socioeconomic cycles, and it applies both statistical and fundamental models, including “growth at a reasonable price” (GARP), to identify companies with superior growth and value metrics. The Adviser overlays these explicit knowledge models with the tacit knowledge obtained by domestic and global travel for first-hand observation of local and geopolitical conditions, as well as specific companies and projects.

The Adviser’s “bottom-up” stock selection approach is generally characterized as growth at a reasonable price, which focuses on three key drivers: revenue growth, earnings growth and return on equity. The Adviser searches for growth companies that have strong fundamentals and are also trading at reasonable valuations.

The Adviser uses a matrix of statistical models to monitor market volatility and money flows, and as a result, the fund may at times maintain higher than normal cash levels. For example, the Adviser may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility, a prolonged general decline, or other adverse conditions.

The Target Fund is “diversified.”	Same as Target Fund.

If approved by the Target Fund’s shareholders, USGI will continue to serve as the Acquiring Fund’s investment adviser following the reorganization. Please refer to the Acquiring Fund’s prospectus for details of the principal investment strategy, as well as other important fund information.

The Board has called a shareholder meeting to take place on or about October 6, 2020, where the shareholders of the Target Fund will consider and vote on an agreement and plan of reorganization. This meeting will occur at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101. If approved by the Target Fund’s shareholders, the reorganization is expected to occur in October 13, 2020.

Shareholders of the Target Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization.  Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

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For more information, please contact a Fund customer service representative toll free at 1-800-873-8637.

PLEASE RETAIN FOR FUTURE REFERENCE.